UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

____________________

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 781-457-9000

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 1, 2016. Proxies were solicited pursuant to the Company’s proxy statement filed on April 20, 2016 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the Company’s solicitation. At the meeting, holders of the Company’s common stock were asked:

1.	To elect two (2) Class II directors nominated by the Board of Directors, each to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
2.	To approve an amendment to the Company’s Restated Articles of Organization to increase the aggregate number of shares of common stock that the Company is authorized to issue to 60,000,000 shares from 30,000,000 shares;
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year; and
4.	To consider and approve an advisory vote regarding the compensation of the Company’s Named Executive Officers.

A total of 12,850,565 shares of Common Stock were present in person or by proxy at the meeting, representing approximately 87.01% of the voting power of the Company entitled to vote at the meeting. Each share of the Company’s common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

PROPOSAL 1

Each of the Company’s nominees for director as listed in the proxy statement was elected as shown in the table below:

Nominee	Votes “For”	Votes Withheld	Broker Non-Votes
Mr. Raymond J. Land	9,047,537	1,228,264	2,574,764
Dr. Glenn R. Larsen	9,639,149	636,652	2,574,764

As a result of this vote, each of Mr. Land and Dr. Larsen was elected as a Class II director of the Company to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

PROPOSAL 2

Stockholders approved an amendment to Anika Therapeutics, Inc.’s Restated Articles of Organization to increase the aggregate number of shares of common stock that the Company is authorized to issue to 60,000,000 from 30,000,000 as shown in the table below:

For	Against	Abstained	Broker Non-Votes
10,956,662	1,787,250	106,653	0

PROPOSAL 3

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year as shown in the table below:

For	Against	Abstained	Broker Non-Votes
12,779,910	63,669	6,986	0

PROPOSAL 4

Stockholders approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement of the Meeting, as shown in the table below:

For	Against	Abstained	Broker Non-Votes
9,885,940	356,403	33,458	2,574,764

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: June 6, 2016	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer